UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders overwhelmingly re-elected M. James Gorrie, Ziad R. Haydar, M.D., Frank A. Spinosa, D.P.M., and Thomas A.S. Wilson, Jr., M.D., to our Board of Directors during the Annual Meeting of Stockholders on May 25, 2021.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY SHAREHOLDERS
At the Annual Meeting of Stockholders of ProAssurance, held on May 25, 2021, our shareholders voted on three proposals with the following outcomes:

(a) M. James Gorrie, Ziad R. Haydar, M.D., Frank A. Spinosa, D.P.M., and Thomas A.S. Wilson, Jr., M.D., were re-elected to the Board and each will serve a three-year term ending at the Annual Meeting of Shareholders in 2024 and until their successors are elected and qualified. Voting was as follows:

	FOR	WITHHELD
M. James Gorrie	45,221,024	552,770
Ziad R. Haydar, M.D.	45,419,307	354,487
Frank A. Spinosa, D.P.M.	45,421,840	351,954
Thomas A.S. Wilson, M.D.	44,169,362	1,604,432

(b) The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year ending December 31, 2021 was ratified by the following vote:

FOR	AGAINST	ABSTAIN
48,489,625	838,134	4,596

(c) The 2020 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

FOR	AGAINST	ABSTAIN
43,833,155	1,824,850	115,789

There were a total of 3,558,561 broker non-votes on matters (a) and (c).
ITEM 7.01 REGULATION FD DISCLOSURE
On May 25, 2021, we issued a news release reporting the result of our stockholder meeting as described in Items 5.02 and 5.07, and the declaration of a quarterly dividend as described in Item 8.01. We have included the release in this Current Report on Form 8-K as exhibit 99.1.
ITEM 8.01 OTHER EVENTS
On May 25, 2021, and following our Annual Meeting of Stockholders, our Board of Directors declared a regular dividend of $0.05 per common share payable on July 14, 2021 to shareholders of record as of June 29, 2021. Our dividend policy anticipates a total annual dividend of $0.20 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends will be subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations, and other factors deemed relevant by the Board.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News release issued May 25, 2021 announcing the results of voting at the 2021 Annual Meeting of Stockholders, and the declaration of a cash dividend of $0.05 per common share payable on July 14, 2021 to shareholders of record as of June 29, 2021.
The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, are not deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 25, 2021

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
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Jeffrey P. Lisenby General Counsel

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